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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2004

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                   1-7573               73-0618660
(State or other jurisdiction       (Commission         (I.R.S. Employer
      of incorporation)            File Number)       Identification No.)


                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         (b) On November 22, 2004, the Registrant received a notice from James
E. Barnes of his intent to resign as a director of the Registrant effective January 1, 2005.


                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PARKER DRILLING COMPANY


Dated: December 15, 2004                     By: /s/ Ronald C. Potter
                                                --------------------------------
                                                 Ronald C. Potter
                                                 Vice President and
                                                 General Counsel